CDI Corporation Transformation: Strategic Plan to Accelerate Profitable Growth and Increase Shareholder Value December 8, 2011 Copyright © 2011 CDI Corp. All rights reserved. Exhibit 99.2

Caution Concerning
Forward-Looking Statements

Copyright © 2011 CDI Corp. All rights reserved.
This presentation contains forward-looking statements within the meaning of the Private Securities Litigation
Reform Act of 1995.  All statements that address expectations or projections about the future, including, but not limited to, statements about our strategies for growth and future financial results (such as revenues, cost savings and operating profit margins), are forward-looking statements. Some of the forward-looking statements can be identified by words like “anticipates,” “believes,” “expects,” “may,” “will,” “could,” “should,” “intends,” “plans,”
“estimates” and similar expressions. These statements are not guarantees of future performance and involve a number of risks, uncertainties and assumptions that are difficult to predict. Because these forward-looking statements are based on estimates and assumptions that are subject to significant business, economic and competitive uncertainties, many of which are beyond our control or are subject to change, actual outcomes and results may differ materially from what is expressed or forecasted in these forward-looking statements. Important factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to: weakness in general economic conditions and levels of capital spending by customers in the industries we serve; weakness in the financial and capital markets, which may result in the postponement or cancellation of our customers’ capital projects or the inability of our customers to pay our fees; the inability to successfully implement our new strategic plan; the termination or non-renewal of a major customer contract or project; our ability to maintain or expand our existing bank credit facility on satisfactory terms; credit risks associated with our customers; competitive market pressures; the availability and cost of qualified personnel; our level of success in attracting, training and retaining qualified management personnel and other staff employees;
changes in tax laws and other government regulations; the possibility of incurring liability for our activities, including the activities of the our temporary employees; our performance on customer contracts; negative outcome of pending and future claims and litigation; and government policies, legislation or judicial decisions adverse to our businesses.  More detailed information about these and other risks and uncertainties may be found in our filings with the SEC, particularly in the "Risk Factors" section of our Form 10-K and the
"Management's Discussion and Analysis of Financial Condition and Results of Operations" section of our Form
10-K's and Form 10-Q's. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. We assume no obligation to update such statements, whether as a result of new information, future events or otherwise, except as required by law.

Agenda

Transformational
Strategy Overview
Paulett Eberhart
– President & CEO
Strategy Execution
Phil Clark
– Executive Vice President,
Business Development & Operations
Global Engineering &
Technology Solutions
Robert Giorgio
– Executive Vice President,
Global Engineering & Technology Solutions
Financial Review
Bob Larney
– Executive Vice President &
CFO
Transformational
Strategy Summary
Paulett Eberhart
– President & CEO
Questions and
Answers
CDI Executive Team
Copyright © 2011 CDI Corp. All rights reserved.
Topic
Presenter

Transformational Strategy Overview Paulett Eberhart, President & CEO Copyright © 2011 CDI Corp. All rights reserved.

CDI Today

Copyright © 2011 CDI Corp. All rights reserved.
•
US-centric staffing company with four stand-alone
business segments operating with separate
management, operations, sales, and support
functions
•
Go-to-market approaches are executed differently
in each business unit
•
Growth efforts are not sufficiently focused
•
Growth investments have been minimal in recent
years
•
Engineering & Technology business units serve
20+ industries
•
Staffing drives 70% of revenue

2011 Transition

Focus on
accountability
and deliver on
commitments
Copyright © 2011 CDI Corp. All rights reserved.
Plan for the future
Rigorous
assessment
of corporate
strengths and
weaknesses
Personal
interaction
with clients,
employees,
and investors
New
executive
leadership
team

2011 Transition

• Be more disciplined in choosing areas of focus and investment
• Have greater accountability
• Reorganize reporting units to break down “silos”
• Lower cost structure
What CDI needs to do:
New strategy and plan for ONE CDI
We must execute
Copyright © 2011 CDI Corp. All rights reserved.
Conclusions

CDI Tomorrow

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CDI is an integrated market-leading Engineering and
Technology Services organization providing differentiated,
client-focused solutions in select global industries.

ONE CDI becomes a reality

Geographies
Copyright © 2011 CDI Corp. All rights reserved.
MRI
Industry Verticals
• Government Services
• Infrastructure
• Americas
• EMEA
• APAC
• Global Engineering
and Technology
Solutions (GETS)
• Professional
Services Staffing
(PSS)
Service Lines
• Oil & Gas
• Chemicals
• Aerospace
• Industrial Products
• Hi-Tech

Accelerated Revenue Growth and Profitability to
Drive Increased Shareholder Value

•
Staffing and Solutions both expected to grow at higher
rates with new organizational model
•
Favorable changes to revenue mix anticipated
•
Reduced cost structure will boost profit margins
•
Investments will be made in leadership talent and
technology
Copyright © 2011 CDI Corp. All rights reserved.
2014 Revenue Target Range: $1.3 to $1.4 Billion
2014 Operating Profit Margin Target Range: 3.5% to 4.5%

Peggy Besand
Organizational
Development &
Communications
Organization Chart – Executive Leadership Team

CDI Executive Leadership Team
Paulett Eberhart
President and CEO
Robert  Giorgio
Global Engineering &
Technology Solutions
Bob Larney
Finance
CFO
Phil Clark
Global Business
Development &
Operations
Eric Moorehead
Americas
President
Brian Short
Legal &
Human Resources
Greg Thullner
Professional
Services
Staffing
Rob Romaine
MRI
Phil Clark
APAC
President
TBA
EMEA
President
Dirk Dent
Enterprise
Client
Executive

Transformational Strategy Overview Paulett Eberhart, President & CEO Copyright © 2011 CDI Corp. All rights reserved.

Strategy Execution Phil Clark, Executive Vice President, Business Development & Operations Copyright © 2011 CDI Corp. All rights reserved.

Five guiding principles that drove CDI to its
strategic objectives
CDI will
optimize
Professional
Services, of
which Staffing
is a critical
part
CDI will not
exit the
Staffing
business
CDI should
view Solutions
as “the end
game” in its
focused
industries
CDI should
selectively
build its
presence in
Business
Advisory
Services
CDI must
develop a
portfolio that
has a mix of
longer term
and shorter
term offerings

Copyright © 2011 CDI Corp. All rights reserved.
Become a recognized global market
leader in our chosen markets

CURRENT STATE
FUTURE STATE
Industries
Businesses
Solutions
Staffing
Geographies
US/Canada
UK
Support
Functions
Support for BU #1
Support for BU #2
Support for BU #3
Support for BU #4
Offerings
FOCUS
Oil & Gas, Chemicals,
Aerospace, Industrial Products, Hi-Tech
GROW
Government Services, Infrastructure
Solutions
Staffing
Americas
EMEA
APAC
Centralized Support

New CDI 15 Copyright © 2011 CDI Corp. All rights reserved.

Geographic Expansion
1 Dimensional Growth
(Hi-Tech Staffing in Europe and APAC)
Geographic & Offering Expansion
2 Dimensional Growth
(Engineering Solutions in EMEA and Latin America)
Today's core business
Offering Expansion
1 Dimensional Growth
(Managed Services Staffing Engineering Solutions)
Geographic Expansion
Offering Expansion

CDI Multi-Dimensional Growth Strategy Matrix
CDI’s Growth Strategy

Focuses on developing new offerings and capabilities allowing CDI to expand its relevance to the targeted industries in both new and existing geographies
Copyright © 2011 CDI Corp. All rights reserved.
The bulk of the strategy focuses on “one dimensional”
opportunities to accelerate profitable growth

Differentiated Formula
Deliver high value
engineering and
technology solutions that incorporates and
leverages professional staffing,
proprietary software, technology,
methods and processes
Specialize in
attracting, training &
retaining top quality
engineering talent
Acquire proprietary
software,
technology, methods
& processes (IP)
to
sustain innovation
Provide cost
effective, high
quality engineering
services via a
global delivery
model that
incorporates local,
onshore and
offshore resources
Establish a world
class collaboration
network for
knowledge
management
Leverage
established
credentials with
Fortune 100 clients

CDI will develop a differentiated formula that comprises the following elements:
talent, intellectual property, efficient delivery model, knowledge management and credentials
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Strategic Client Engagement Model

Delivery Executive
Responsible for delivery of GETS and
PSS services
Industry Sales Executive
Sell across all offerings for Engineering,
IT, Staffing
Industry Executive
SME responsible for industry thought
leadership, consulting, demand creation
Client
Executive
Client Executive
Responsibility for client,
including financial performance,
growth, delivery excellence
Strategic
Client
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Professional Services Staffing
$25-26 Billion
• All staffing combined, optimized and developed into a global strategic offering
• Provide a global staffing network to support clients, while focusing on select engineering and technology functional competencies
• Expand to select emerging countries
Strategy
New client engagement model to grow client business through
cross-selling, penetrating new clients, and driving higher value solutions and professional staffing
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CDI Addressable Market: 2014

Professional Services Staffing Strategy
$11-12 Billion
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•
Develop deep industry domain
knowledge
•
Recruit specific in-demand skill sets
for target industries
•
Leverage industry data to optimize
clients’ talent management
•
Focus on large, global managed
staffing contracts for Fortune 500
companies
•
Develop low-cost service model to
gain competitive advantage
Domain
Business Advisory
Function Outsource
Managed Services
Staff Augmentation
Contract  Staffing
Managed  Staffing Program

Global Engineering & Technology Solutions (GETS)
$11-13 Billion
• Provide engineering and IT solutions within a single organization
• Focus on service excellence and quality
• Leverage all global delivery resources to deliver high quality services at a competitive price point
• Enhance CDI’s ability to grow globally in select markets
Strategy
Copyright © 2011 CDI Corp. All rights reserved.
CDI Addressable Market: 2014

Evolution to Growth
$11-12 Billion
• Focused new vision and strategy for the entire company
• Prioritized high potential industry sectors within leveraged service offerings and select geographic markets to meet the global needs of our clients
• New vision and strategy will improve revenue growth and profitability
Key Elements
Copyright © 2011 CDI Corp. All rights reserved.

Global Engineering & Technology Solutions Robert Giorgio, Executive Vice President, Global Engineering & Technology Solutions Copyright © 2011 CDI Corp. All rights reserved.

Global Engineering & Technology Solutions (GETS) • Scope and Key Strengths • Formation Process • Focus and Execution • Delivering Profitable Growth 24 Copyright © 2011 CDI Corp. All rights reserved.

GETS Scope and Key Strengths
• GETS will be the global solutions services delivery organization for the geographic regions
• GETS will provide unrivaled solution delivery through:
– Centers of Excellence (COE) with skill sets required for larger projects in centralized locations
–
Regional centers to service local needs and use of COE resources for
required skill sets
– Client-centered offices to deliver site specific services and identify larger project opportunities
– Offshore and near-shore engineering centers to leverage low cost design resources

Copyright © 2011 CDI Corp. All rights reserved.
Scope
Focus on high potential growth markets

• Blue chip customer base
• Multi-year client agreements in place
• Track record of quality service delivery
• Talented engineering and project management teams
• Depth and breadth of skill sets equipped with industry
leading tool sets
• Ability to scale quickly to meet client needs
GETS Scope and Key Strengths

Copyright © 2011 CDI Corp. All rights reserved.
Key Strengths
Competitive advantage

GETS Formation Process
• Identified high potential growth markets (verticals)
• Evaluated current capabilities vs. customer needs
• Needed to capitalize on growth in engineering solutions

Copyright © 2011 CDI Corp. All rights reserved.
Growth market assessment
Evaluated CDI’s organizational structure and processes
• Critical mass in some key areas lacking
• Must leverage and centralize our skill sets better
• Better access to low cost/off shore engineering sources needed
• Higher level strategic customer relationships necessary
• Process/structure improvements required to accelerate ability to bring skilled solutions to clients
• Lower cost delivery structure needed

Up to 35% of total global engineering spend projected to be outsourced by
2015

Copyright © 2011 CDI Corp. All rights reserved.
75%
Focus on engineering solutions in large, fast growing industries where CDI already has significant engineering capabilities
Engineering Global Market Forecast
2010 2012 2015
75%
25%
71%
29%
65%
35%
In House
Outsourced
GETS: Focus and Execution

Copyright © 2011 CDI Corp. All rights reserved.
Industry focus on large fast growing industries where CDI already has significant engineering capabilities
• Addressable market 2014: $6-$7 billion
• Estimated revenue CAGR 2010-2014: 10%-12%
Oil & Gas and Chemicals
• Addressable market 2014: $5-$6 billion
• Estimated revenue CAGR 2011-2014: 4%-6%
Aerospace and Industrial Products
GETS: Focus and Execution

Upstream			
			●
		●	●
			●
			●
Mid-stream			●
		●	●
		●	●
Downstream			●
		●	●
		●	●

Copyright © 2011 CDI Corp. All rights reserved.
Oil & Gas and Chemicals Asset Lifecycle Services and Solutions
Go-to-Market Roadmap
GETS: Focus and Execution
Today 2014
Exploration
Onshore production
Offshore production
Unconventional – Upstream production
Wastewater pre & post treatment
Pipeline
Tanks & Terminals
Gas Processing
Oil Sands – Upgrading
Refining
Petrochemicals

• Pre-feasibility
screening studies
• Business case &
concept
development
• Technology
assessment
• Feasibility studies  &
conceptual design
• Initial cost estimating
& contract planning
• Tech. selection &
financial analysis
• Preliminary
engineering
(FEED/FEL)
• Detailed cost
estimating
• Execution planning
• Detailed engineering
• Regulatory
compliance
• HSE services
• Upgrade projects &
process optimization
• Technology
integration
• Ops and
maintenance support

Copyright © 2011 CDI Corp. All rights reserved.
Oil & Gas and Chemicals: Lifecycle Optimization Framework
GETS: Focus and Execution
CDI Services
Identify
Evaluate Define Operate Execute
CDI’s CORE BUSINESS
Project Management and Consulting
Asset Lifecycle

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Aerospace and Industrial Products Asset Lifecycle Services and Solutions
Go-to-Market
Roadmap
GETS: Focus and Execution
Tier 1 and Tier 2 Manufacturers
OEMs
MROs
Depots
Operators/Airlines
Today
2014

• Airframe design
• Tooling
assessment and
design
• Engineering
design analysis
• Analytical
validation
• FAA certification
• Embedded
systems test &
validation
• Supplier
evaluation &
management
• Procurement
optimization
• Embedded
systems test &
validation
• Quality
management
• Source
inspection
• FAI
• Embedded
systems test &
validation
• Sustaining
engineering
• Logistics
• Life cycle
management
• Technical
documentation
• Value
engineering
• Maintenance
cost analysis
• Product support
analysis

Copyright © 2011 CDI Corp. All rights reserved.
Aerospace and Industrial Products: Lifecycle Optimization
Framework
CDI Services
CDI’s CORE BUSINESS
Project Management and Consulting
Asset Lifecycle
GETS: Focus and Execution
Design
Analyze Build Deliver Support Optmize

GETS Summary
• Improved service excellence model that includes providing
services and solutions in select global markets
• Increased efficiencies and lower operating costs to become more competitive
• Increasing solutions market share by combining high value-
added services to better meet client needs
• A focus on higher growth markets that match our capabilities and strengths

Copyright © 2011 CDI Corp. All rights reserved.
Delivering Profitable Growth

Financial Review Bob Larney, Executive Vice President & CFO Copyright © 2011 CDI Corp. All rights reserved.

Restructuring Charge and Cost Savings
•
$8-$9 million pre-tax charge to be taken in 4th quarter
2011 for employee severance and related costs; cash
outlay in 2012
•
200 employee headcount reduction
•
Net savings of approximately $18.5 million in 2012
•
Portion of savings to be spent on investments to
accelerate growth, employee benefits and technology
upgrades
•
At least half of the net savings to benefit operating
profits and earnings per share

Copyright © 2011 CDI Corp. All rights reserved.

Segment Reporting
Americas
• Global Engineering & Technology Solutions
• Professional Services Staffing
EMEA
• Global Engineering & Technology Solutions
• Professional Services Staffing
APAC
• Global Engineering & Technology Solutions
• Professional Services Staffing
Management Recruiters International, Inc.
Copyright © 2011 CDI Corp. All rights reserved.

*Normalized
Revenue & Margin Targets
$1.0 billion 1.0%*
$1.3-1.4 billion 3.5-4.5%
12 months ended
9/30/11
Target 2014
(Organic)
Copyright © 2011 CDI Corp. All rights reserved.
Revenue
Operating Profit Margin

Strategy to Bottom Line Results
•
Measureable objectives
•
Organizational alignment
•
Competitive cost structure
•
Internal metrics
•
Cash flow generation

Copyright © 2011 CDI Corp. All rights reserved.
•
Accelerate growth in revenue, operating margins and
earnings
•
Improve EBITDA and RONA
•
Deploy cash to increase shareholder value
Focus on Improving Shareholder Value

Transformational Strategy Summary Paulett Eberhart, President & CEO Copyright © 2011 CDI Corp. All rights reserved.

Transformational Strategy
• Establish new geographic organization and rigorous client
engagement model
• Create solutions that establish CDI as a market leader in our chosen markets
• Consolidate and optimize delivery of staffing and solution offerings
• Use acquisitions, alliances and partnerships judiciously to increase skills, expand geographic footprint and accelerate
growth
• Create a culture of accountability
• Maintain a rigorous focus on execution and client
satisfaction

Copyright © 2011 CDI Corp. All rights reserved.
Key Elements

CDI Corporation Transformation: Strategic Plan to Accelerate Profitable Growth and Increase Shareholder Value December 8, 2011 Copyright © 2011 CDI Corp. All rights reserved.